                                                                      Exhibit 24

                                 POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Verne G. Istock, John B. McCoy, Richard J. Lehmann, David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign one or more Registration Statements on Form S-3 (or, if deemed appropriate by the General Counsel of this Corporation, Form S-4) relating to securities (including, but not limited to, preferred securities and debt securities) to be issued or guaranteed by BANK ONE CORPORATION (the "Corporation") and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933 with respect to such Securities, in either case pursuant to resolutions adopted by the Board of Directors of the Corporation on May 18, 1999, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


  Signature                                  Title
  ---------                                  -----

/s/  John H. Bryan
___________________________________        Director
John H. Bryan

/s/ Siegfried Buschmann
___________________________________        Director
Siegfried Buschmann

/s/ James S. Crown
___________________________________        Director
James S. Crown

/s/ Bennett Dorrance
___________________________________        Director
Bennett Dorrance

/s/ Dr. Maureen A. Fay, O.P.
___________________________________        Director
Dr. Maureen A. Fay, O.P.

/s/ John R. Hall
___________________________________        Director
John R. Hall

/s/ Verne G. Istock
___________________________________        Director
Verne G. Istock

/s/ Laban P. Jackson, Jr.
___________________________________        Director
Laban P. Jackson, Jr.

/s/ John W. Kessler
___________________________________        Director
John W. Kessler

/s/ Richard J. Lehmann
___________________________________        Director
Richard J. Lehmann



___________________________________        Director
Richard A. Manoogian

/s/ William T. McCormick
___________________________________        Director
William T. McCormick

/s/ John B. McCoy
___________________________________        Director and Principal Executive
John B. McCoy                              Officer

/s/ Thomas E. Reilly, Jr.
___________________________________        Director
Thomas E. Reilly, Jr.

/s/ John W. Rogers, Jr.
___________________________________        Director
John W. Rogers, Jr.

/s/ Thekla R. Shackelford
___________________________________        Director
Thekla R. Shackelford

/s/ Alex Shumate
___________________________________        Director
Alex Shumate

/s/ Frederick P. Stratton, Jr.
___________________________________        Director
Frederick P. Stratton, Jr.

/s/ John C. Tolleson
___________________________________        Director
John C. Tolleson

/s/ David J. Vitale
___________________________________        Director
David J. Vitale

/s/ Robert D. Walter
___________________________________        Director
Robert D. Walter

/s/ William J. Roberts
___________________________________        Principal Accounting Officer
William J. Roberts

/s/ Robert A. Rosholt
___________________________________        Principal Financial Officer

Robert A. Rosholt


Dated:   May 18, 1999